                                                                   EXHIBIT 10.20

                       FOURTH AMENDMENT TO LOAN AGREEMENT

         This Fourth Amendment to Loan Agreement (this "Amendment"), dated as of December 12, 2001, is made and entered into by and among Natural Gas Services Group, Inc., a Colorado corporation ("Borrower"), Wallace C. Sparkman, Wallace
O. Sellers, CAV-RDV, LTD., Diamente Investments, L.P., Rotary Gas Systems, Inc., NGE Leasing, Inc. and Western National Bank, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement, dated as of September 15, 1999, as amended by that certain First Amendment and Waiver to Loan Agreement, dated as of March 9, 2001, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 20, 2001, and as further amended by that certain Third Amendment and Waiver to Loan Agreement, dated as of July 25, 2001 (said Loan Agreement, as so amended, the "Agreement"), providing for, among other things, loans to Borrower evidenced by (i) that certain Revolving Line of Credit Promissory Note (the "Revolving Note"), dated September 15, 1999, in the original principal amount of $750,000.00, (ii) that certain Term A Promissory Note, dated September 15, 1999, in the original principal amount of $1,500,000.00, and (iii) that certain Term B Promissory Note, dated March 9, 2001, in the original principal amount of $700,000.00;

         WHEREAS, Borrower has requested that Lender (i) renew and extend the Revolving Note and (ii) provide an additional term loan to Borrower in the amount of $750,000.00;

         WHEREAS, Borrower desires to amend the Agreement to provide for the renewal of the Revolving Note, the additional term loan and the other matters set forth herein;

         WHEREAS, the Lender is agreeable to the Borrower's requests but only upon and subject to the terms and provisions which are hereinafter specified.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.

         In addition to the terms defined in this Amendment, all terms defined in the Agreement, and not otherwise defined herein, shall have the meaning given them in the Agreement when used herein.

SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

         2.1 Amendment to Definitions. The definitions of "Consolidated Tangible Net Worth", "Debt","Notes" and "Subordinated Notes" contained in Section 1.1 of the Agreement are amended to read as follows:

                  "Consolidated Tangible Net Worth" means at a particular date
                  (i) the sum of (a) all amounts which would be included under stockholders' equity, on a consolidated balance sheet of the Borrower and its Subsidiaries, and (b) the Subordinated Notes in the outstanding principal amount of $1,250,000.00, less
                  (ii) the sum of the aggregate book value of Consolidated Intangible Assets, all determined on a consolidated basis.

                  "Debt" means, for the Borrower and any Subsidiary, at any particular date, and without duplication, the sum at such date of (i) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) for which such person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such person otherwise assures a creditor against loss; (ii) all obligations of such person under leases which shall have been, or should have been, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such person otherwise assures a creditor against loss, (iii) unfunded vested benefits under each ERISA Plan; (iv) all indebtedness and other liabilities secured by any Lien on any property owned by such person even though such person has not assumed or otherwise become liable for payment thereof; (v) all obligations of such person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such person; and (vi) indebtedness of such person evidenced by a bond, debenture, note or similar instrument, excluding, however, the Subordinated Notes in the outstanding principal amount of $1,250,000.00.

                  "Notes" means the Term A Promissory Note, the Term B Promissory Note, the Term C Promissory Note and the Revolving Line of Credit Promissory Note, as further described in
                  Section 2.1 of this Agreement.

                  "Subordinated Notes" means the Series A 10% Subordinated Notes due December 31, 2006 in the aggregate outstanding principal amount of $1,250,000.00 issued by NGE Leasing, Inc.

         2.2 Term Loans. Section 2.1(a) of the Agreement is amended by adding a new third paragraph at the end of Section 2.1(a), which new paragraph reads in full as follows:

                  The Borrower shall execute and deliver to the Lender the Term C Promissory Note in the form of Exhibit A-2 hereto in the original principal amount of $750,000.00 (the "Term C Promissory Note"). Subject to and upon the terms and conditions of this Agreement, the entire amount of the Term C Promissory Note will be funded in a single Advance.

                  The Term C Promissory Note shall be stated to mature five years from the date of such note and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Term C Promissory Note. Principal and interest on the Term C Promissory Note shall be payable in the manner and on the dates specified therein.

         2.3 Order of Application. Section 2.6 of the Agreement is amended to read in full as follows:

                  2.6 Order of Application. Except as otherwise provided in the Loan Papers, all payments and prepayments on the Obligations, including proceeds from the exercise of any Rights of Lender under the Loan Papers, shall be applied to the Obligations in the following order: (i) first, to reasonable expenses for which Lender shall not have been reimbursed under the Loan Papers and then to all amounts to which Lender is entitled to indemnification under the Loan Papers; (ii) to the accrued interest on the Note being paid or prepaid; (iii) to the principal of the Note being paid or prepaid and, with regard to the Term A Promissory Note, the Term B Promissory Note and the Term C Promissory Note, applied upon installments of most remote maturity; and (iv) to the remaining Obligations.

         2.4 Initial Advances. Section 3.1(a)(2) of the Agreement is amended to read as follows:

                  (2) the Term A Promissory Note, the Term B Promissory Note and the Term C Promissory Note.

         2.5 Purpose of Loan. Section 4.11(a) of the Agreement is amended to read in full as follows:

                  (a) with respect to loans made pursuant to and evidenced by the Term A Promissory Note, for the repayment of the indebtedness described on Schedule II hereto, and with respect to loans made pursuant to and evidenced by the Term B Promissory Note and the Term C Promissory Note, for repaying the outstanding principal and accrued and unpaid interest on the Revolving Line of Credit Promissory Note.

         2.6 New Exhibit. There is added to the Agreement a new Exhibit A-2 which is identical to Exhibit A-2 attached to this Amendment.

         2.7 Consolidated Tangible Net Worth. Section 6.1(b) of the Agreement is amended to read in full as follows:

                  (b) Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth, as defined herein and calculated pursuant to Exhibit M hereto, to be less than $3,300,000.00 as of the end of each month.

         2.8 Consolidated Debt to Consolidated Tangible Net Worth. Section 6.1(d) of the Agreement is amended to read in full as follows:

                  (d) Consolidated Debt to Consolidated Tangible Net Worth Ratio. Permit the ratio of (i) Consolidated Debt to (ii) Consolidated Tangible Net Worth, as such terms are defined herein and calculated pursuant to Exhibit O hereof, to be more than 3.75 to 1.00 as of the end of each month.

         2.9. Exhibit M. Exhibit M to the Agreement is amended to read in full as set forth in Exhibit M to this Amendment.

SECTION 3. REVOLVING LOANS.

         Borrower's repayment of all outstanding principal and accrued and unpaid interest on the Revolving Note shall not be in extinguishment or termination of the Revolving Note, and Borrower may continue to borrow, prepay and reborrow under such note in accordance with and subject to the terms and conditions of the Agreement and such Revolving Note.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

         To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to the Lender as follows:

         (a) Borrower has the corporate power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Agreement, as amended hereby, and has taken all action necessary to authorize the execution and delivery of this Amendment and the performance of the Agreement as amended hereby.

         (b) This Amendment has been duly executed and delivered on behalf of Borrower by its duly authorized officer, and this Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (c) The proceeds of the loans to be made to Borrower on the date hereof shall be used by Borrower to repay and refinance all amounts outstanding under the Revolving Note.

         (d) The execution, delivery and performance by Borrower of this Amendment do not violate or constitute a default under any provision of applicable law or any agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower, except Liens expressly permitted by the Agreement.

         (e) the representations and warranties contained in Article IV of the Agreement are true and correct on and as of the date hereof as though made on and as of the hereof.

         (f) no Event of Default has occurred and is continuing (before and after giving effect to this Amendment).

SECTION 5. RATIFICATION OF SECURITY DOCUMENTS.

         Borrower and each Subsidiary (other than Natural Gas Acquisition Corporation and Hy-Bon Rotary Compression, LLC) hereby (a) ratify and confirm in all respects (i) the First Amended and Restated Stock Pledge Agreement, dated as of March 9, 2001, (ii) each First Amended and Restated Security Agreement, dated as of March 9, 2001, and (iii) each Guaranty Agreement, dated as of March 9, 2001 (as any of the same have been amended or restated), to which it is a party, and (b) acknowledge, understand and agree that (i) all such pledge agreements, security agreements and guarantees are and shall continue to remain in full force and effect in accordance with the terms thereof as if reexecuted as of the date of this Amendment, and that (ii) payment of the Term C Promissory Note is secured by all such agreements. The amendments contemplated hereby shall not limit or impair any Bank Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as renewed and increased pursuant hereto.

SECTION 6. RATIFICATION OF LIMITED GUARANTY AGREEMENTS.

         Each of Wallace C. Sparkman, Wallace O. Sellers, CAV-RDV, LTD. and Diamente Investments, L.P. (individually, a "Limited Guarantor") executed a Limited Guaranty Agreement, dated as of March 9, 2001 (each such Limited Guaranty Agreement being referred to herein as a "Limited Guaranty") in favor of the Lender. Each Limited Guarantor guaranteed to the Lender the prompt and full payment of the "Guaranteed Indebtedness" (as defined in each Limited Guaranty). Each Limited Guarantor acknowledges and agrees that this Amendment and the transactions contemplated hereby shall not serve as a waiver, modification, impairment or release of any of such Limited Guarantor's obligations under his or its Limited Guaranty, all of which are and shall remain in full force and effect. Each Limited Guarantor reaffirms in all respects the Limited Guaranty to which such Limited Guarantor is a party, together with all of such Limited Guarantor's obligations as set forth in his or its Limited Guaranty. Each Limited Guarantor acknowledges and agrees that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Limited Guarantor's Limited Guaranty. Each Limited Guarantor acknowledges and consents to the execution, delivery, and performance of this Amendment by the Lender and the Borrower and the transactions contemplated hereby, in all respects.

SECTION 7. CONDITIONS PRECEDENT.

         This Amendment, and the Lender's commitment to make additional loans to the Borrower evidenced by the Term C Promissory Note, shall be effective only upon satisfaction of the following conditions precedent:

         (a) Lender shall have received counterparts of this Amendment duly executed and delivered by the Borrower and Guarantors;

         (b) Lender shall have received the Term C Promissory Note in the form of Exhibit A-2 hereto, executed and delivered by a duly authorized officer of Borrower;

         (c) Lender shall have received the Revolving Line of Credit Promissory
Note in the form of Exhibit B hereto, executed and delivered by a duly authorized officer of Borrower;

         (d) no Event of Default shall have occurred and be continuing as of the date of this Amendment, both before and after giving effect to this Amendment;

         (e) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Amendment, the Term C Promissory Note, the Revolving Line of Credit Promissory Note and the other documents to be entered into in connection herewith to which it is a party, and (ii) the borrowings contemplated hereby, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender;

         (f) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of Rotary Gas Systems, Inc. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender; and

         (g) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of NGE Leasing, Inc. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender;

         (h) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors, General Partner or other governing bodies of each of Diamente Investments, L.P. and CAV-RDV, LTD. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender; and

         (i) Lender shall have received such other agreements, documents or instruments as Lender may require.


SECTION 8. NO OTHER AMENDMENTS; RATIFICATION OF LOAN PAPERS.

         Except as expressly amended and modified by this Amendment, all of the provisions and covenants of the Agreement, all exhibits thereto and all other Loan Papers (as any of the same have been amended) are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby ratified and confirmed by Borrower, the Subsidiaries parties hereto and the Limited Guarantors as of the date of this Amendment as if the Agreement and such other Loan Papers were reexecuted as of the date of this Amendment.

SECTION 9. NO ADDITIONAL COMMITMENTS.

         Borrower, Subsidiaries and Guarantors understand, acknowledge and agree that Lender has not made any commitments, and has no obligation, to renew, extend, refinance, increase or otherwise modify any of the Notes after the respective maturity date of each such Note.


SECTION 10. COUNTERPARTS.

         This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


SECTION 11. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.


SECTION 12. GLOBAL AMENDMENT OF LOAN PAPERS.

         All of the Loan Papers are hereby modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments to the Agreement as set forth herein, and Borrower, the Subsidiaries and Guarantors covenant to observe, comply with and perform each of the terms and provisions of the Loan Papers to which they are parties, as modified hereby. Each Loan Paper to which Borrower and the Subsidiaries or any Guarantor is a party is hereby amended so that any reference in each such Loan Paper to the Agreement shall mean a reference to the Agreement as amended hereby.

SECTION 13. RELEASE.

         The Borrower, Subsidiaries and Guarantors hereby release the Lender and its officers, directors, shareholders, agents, employees, attorneys, agents and representatives (collectively, the "Released Parties") from any and all (i) damages, claims, liabilities, causes of action, contracts or controversies of any type, kind, nature, description or character; (ii) debts, accounts, sums of money, compensation, losses, costs or expense; (iii) breaches of contract, duty or any other type of relationship (iv) acts of omission, negligence, misfeasance or malfeasance; and (v) commitments or promises of any type made prior to the date hereof (the matters described in the preceding clauses (i) through (v), inclusive, being herein called the "Claims", whether or not the Claims are now known, unknown, or unforeseen, or are liquidated or unliquidated, which in any manner arise out of, or relate to, the Notes, this Amendment, the Agreement or otherwise arising out of facts or events existing or occurring prior to the date hereof; including, without limitation, any Claims of the Borrower relating to: (a) the negotiation of the terms of the Term C Promissory Note, this Amendment or the Agreement; or (b) any action or inaction of any of the Released Parties with respect to the Notes, this Amendment or the Agreement.

SECTION 14. FINAL AGREEMENT.

         THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date and year first above written.


                                  BORROWER:

                                           NATURAL GAS SERVICES GROUP, INC.



                                           By:    /s/ Wallace C. Sparkman
                                              ----------------------------------
                                                  Wallace C. Sparkman, President

                                  LENDER:

                                           WESTERN NATIONAL BANK



                                           By:   /s/ Scott A. Lovett
                                              ----------------------------------
                                                 Scott A. Lovett, Executive Vice
                                                          President

                                    GUARANTORS:



                                            /s/ Wallace C. Sparkman
                                            -----------------------------------
                                                   Wallace C. Sparkman



                                            /s/ Wallace O. Sellers
                                            -----------------------------------
                                                   Wallace O. Sellers


                                            CAV-RDV, LTD.


                                            By:    /s/ Kirk Mehaffey
                                            -----------------------------------
                                                   Kirk Mehaffey, General
                                                           Partner


                                            DIAMENTE INVESTMENTS, L.P.

                                            By:    Diamente Management, LLC, its
                                                          general partner


                                            By:    /s/ Wallace C. Sparkman
                                               ---------------------------------
                                                     Wallace C. Sparkman,
                                                         President

                                   SUBSIDIARY GUARANTORS:


                                            ROTARY GAS SYSTEMS, INC.


                                            By:      /s/ Wayne Vinson
                                               ---------------------------------
                                                     Wayne Vinson, President


                                            NGE LEASING, INC.


                                            By:      /s/ Wallace Sparkman
                                               ---------------------------------
                                                     Name: Wallace Sparkman
                                                           ---------------------
                                                     Title:    President

                        FIFTH AMENDMENT TO LOAN AGREEMENT


         This Fifth Amendment to Loan Agreement (this "Amendment"), dated as of April 3, 2002, is made and entered into by and among Natural Gas Services Group, Inc., a Colorado corporation ("Borrower"), Wallace C. Sparkman, Wallace O. Sellers, CAV-RDV, LTD., Diamente Investments, L.P., Rotary Gas Systems, Inc., NGE Leasing, Inc. and Western National Bank, a national banking association ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement, dated as of September 15, 1999, as amended by that certain First Amendment and Waiver to Loan Agreement, dated as of March 9, 2001, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 20, 2001, as further amended by that certain Third Amendment and Waiver to Loan Agreement, dated as of July 25, 2001, and as further amended by that certain Fourth Amendment to Loan Agreement, dated as of December 12, 2001 (said Loan Agreement, as so amended, the "Agreement"), providing for, among other things, loans to Borrower evidenced by (i) that certain Revolving Line of Credit Promissory Note (the "Revolving Note"), dated December 12, 2001, in the original principal amount of $750,000.00, (ii) that certain Term A Promissory Note, dated September 15, 1999, in the original principal amount of $1,500,000.00 (the "Term A Promissory Note"), (iii) that certain Term B Promissory Note, dated March 9, 2001, in the original principal amount of $700,000.00 (the "Term B Promissory Note"), and (iv) that certain Term C Promissory Note, dated December 12, 2001, in the original principal amount of $750,000.00 (the "Term C Promissory Note").

         WHEREAS, Borrower has requested that Lender (i) renew, rearrange and consolidate the outstanding indebtedness evidenced by the Term A Promissory Note, the Term B Promissory Note and the Term C Promissory Note, (ii) provide an additional term loan to Borrower in the amount of $1,853,340.00 and (iii) renew and extend the Revolving Note;

         WHEREAS, Borrower desires to amend the Agreement to provide for (i) the renewal, rearrangement and consolidation of the Term A Promissory Note, Term B Promissory Note and the Term C Promissory Note, (ii) the additional term loan,
(iii) the renewal and extension of the Revolving Note, and (iv) the other matters set forth herein;

         WHEREAS, the Lender is agreeable to the Borrower's requests but only upon and subject to the terms and provisions which are hereinafter specified.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.

         In addition to the terms defined in this Amendment, all terms defined in the Agreement, and not otherwise defined herein, shall have the meaning given them in the Agreement when used herein.

SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

         2.1 Amendment to Definitions. The definitions of "Notes" contained in
Section 1.1 of the Agreement is amended to read as follows:

                  "Notes" means the Consolidated Term Promissory Note, the Multiple Advance Term Promissory Note, and the Revolving Line of Credit Promissory Note, as further described in Section 2.1 of this Agreement, as any of the same may be renewed, extended, increased or otherwise modified from time to time.

         2.2 Term Loans. Section 2.1(a) of the Agreement is amended to read in it entirety as follows:

                  The Borrower shall execute and deliver to the Lender the Consolidated Term Promissory Note in the form of Exhibit A-3 hereto in the original principal amount of $2,146,660.93 (the

                  "Consolidated Term Promissory Note"). Principal and interest on the Consolidated Term Promissory Note will be payable at the rate, in the manner and on the dates specified therein.

                  The Borrower shall also execute and deliver to the Lender the Multiple Advance Term Promissory Note in the form of Exhibit A-4 hereto in the original principal amount of $1,853,340.00 (the "Multiple Advance Term Promissory Note"). Subject to and upon the terms and conditions of this Agreement and the Multiple Advance Term Promissory Note, the Borrower may, at any time and from time to time until maturity of the Multiple Advance Term Promissory Note, request one or more Advances and borrow (without the ability to reborrow amounts prepaid under the Multiple Advance Term Promissory Note) under the Multiple Advance Term Promissory Note; provided, however, the cumulative aggregate principal amount of all Advances under the Multiple Advance Term Promissory Note shall not exceed $1,853,340.00. The Multiple Advance Term Promissory Note, including the loans evidenced thereby, is a multiple advance term loan facility and shall not be construed as a revolving line of credit as reborrowings are not permitted. Principal and interest on the Multiple Advance Term Promissory Note will be payable at the rate, in the manner and on the dates specified therein.

         2.3 Procedure for Borrowings. Section 2.2(a) of the Agreement is amended to read as follows:

                  (a) At the time of the initial Advance under the Multiple Advance Term Promissory Note or the Revolving Line of Credit Promissory Note, as the case may be, the conditions set forth in Section 3.1 of this Agreement shall have been satisfied and, with respect to each Subsequent Advance under the Revolving Line of Credit Promissory Note or the

                  Multiple Advance Term Promissory Note, the conditions set forth in Section 3.2 hereof shall have been satisfied at the time of each such Subsequent Advance. At the time of each request for a Subsequent Advance under the Revolving Line of Credit Promissory Note or the Multiple Advance Term Promissory Note, the Borrower shall simultaneously furnish to the Lender a written notice of borrowing (dated as of the date of the request for such Subsequent Advance and otherwise being in substantially the form attached hereto as Exhibit C) confirming (i) the amount of the requested Subsequent Advance and (ii) the absence of any Event of Default at the date of such request. Each request for a Subsequent Advance under the Revolving Line of Credit Promissory Note must be in the minimum amount of $50,000.00 or the unadvanced portion of the Revolving Line of Credit Promissory Note, whichever is less. Each request for a Subsequent Advance under the Multiple Advance Term Promissory Note must be in the minimum amount of $50,000.00 or the unadvanced portion of the Multiple Advance Term Promissory Note, whichever is less. Assuming the satisfaction of the conditions set forth in this Section 2.2, requests for Subsequent Advances under the Revolving Line of Credit Promissory Note and the Multiple Advance Term Promissory Note will be funded on the same Business Day that Lender receives Borrower's request for each such Subsequent Advance; provided that Borrower's request is received by the Lender prior to 12:00 noon on the date of any such request.

         2.4 Order of Application. Section 2.6 of the Agreement is amended to read in full as follows:

                  2.6 Order of Application. Except as otherwise provided in the Loan Papers, all payments and prepayments on the Obligations, including proceeds from the exercise of any Rights of Lender under the Loan Papers, shall be applied to the Obligations in the following order: (i) first, to reasonable expenses for which Lender shall not have been reimbursed under the Loan Papers and then to all amounts to which Lender is entitled to indemnification under the Loan Papers; (ii) to the accrued interest on the Note being paid or prepaid; (iii) to the principal of the Note being paid or prepaid and, with regard to the Consolidated Term Promissory Note, applied upon installments of most remote maturity; and (iv) to the remaining Obligations.

         2.5 Purpose of Loan. Section 4.11(a) of the Agreement is amended to read in full as follows:

                  (a) with respect to loans made pursuant to and evidenced by the Consolidated Term Promissory Note, in renewal, rearrangement and consolidation of the Term A Promissory Note, Term B Promissory Note and the Term C Promissory Note, and with respect to loans made pursuant to and evidenced by the Multiple Advance Term Promissory Note for the purchase of equipment to be used in the construction of natural gas compressors and for purchasing natural gas compressors.

         2.6 Consolidated Debt to Consolidated Tangible Net Worth. Section 6.1(d) of the Agreement is amended to read in full as follows:

                  (d) Consolidated Debt to Consolidated Tangible Net Worth Ratio. Permit the ratio of (i) Consolidated Debt to (ii) Consolidated Tangible Net Worth, as such terms are defined herein and calculated pursuant to Exhibit O hereof, to be more than 3.75 to 1.00 as of the end of each month through and including December 31, 2002, or more than 3.00 to 1.00 as of the end of each month after December 31, 2002.

         2.7 New Exhibit. There is added to the Agreement a new Exhibit A-3 which is identical to Exhibit A-3 attached to this Amendment, and a new Exhibit A-4 which is identical to Exhibit A-4 attached to this Amendment.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

         To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to the Lender as follows:

         (a) Borrower has the corporate power, authority and legal right (i) to make and deliver this Amendment, the Consolidated Term Promissory Note and the Multiple Advance Term Promissory Note; (ii) to perform its obligations under the Notes and the Agreement, as amended hereby; and (iii) Borrower has taken all action necessary to authorize the execution and delivery of the Consolidated Term Promissory Note, the Multiple Advance Term Promissory Note, this Amendment and the performance of the Agreement, as amended hereby.

         (b) This Amendment, the Consolidated Term Promissory Note, and the Multiple Advance Term Promissory Note have been duly executed and delivered on behalf of Borrower by its duly authorized officer, and this Amendment, the Consolidated Term Promissory Note and the Multiple Advance Term Promissory Note each constitute a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (c) The execution, delivery and performance by Borrower of this Amendment and the transactions contemplated hereby do not violate or constitute a default under any provision of applicable law or any agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower, except Liens expressly permitted by the Agreement.

         (d) the representations and warranties contained in Article IV of the Agreement are true and correct on and as of the date hereof as though made on and as of the hereof.

         (e) no Event of Default has occurred and is continuing (before and after giving effect to this Amendment).


SECTION 4. RATIFICATION OF SECURITY DOCUMENTS.

         Borrower and each Subsidiary (other than Natural Gas Acquisition Corporation and Hy-Bon Rotary Compression, LLC) hereby (a) ratify and confirm in all respects (i) the First Amended and Restated Stock Pledge Agreement, dated as of March 9, 2001, (ii) each First Amended and Restated Security Agreement, dated as of March 9, 2001, and (iii) each Guaranty Agreement, dated as of March 9, 2001 (as any of the same have been amended or restated), to which it is a party, and (b) acknowledge, understand and agree that (i) all such pledge agreements, security agreements and guarantees are and shall continue to remain in full force and effect in accordance with the terms thereof as if reexecuted as of the date of this Amendment, and that (ii) payment of the Consolidated Term Promissory Note, the Multiple Advance Term Promissory Note and the Revolving
Note is secured by all such agreements. The amendments contemplated hereby shall not limit or impair any Bank Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as renewed and consolidated and increased pursuant hereto.

SECTION 5. CONDITIONS PRECEDENT.

         This Amendment and the Lender's commitment to renew, rearrange and consolidate the Term A Promissory Note, the Term B Promissory Note and the Term C Promissory Note, and the Lender's commitment to make additional loans to the Borrower evidenced by the Multiple Advance Term Promissory Note, shall be effective only upon satisfaction of the following conditions precedent:

         (a) Lender shall have received counterparts of this Amendment duly executed and delivered by the Borrower and Guarantors;

         (b) Lender shall have received the Consolidated Term Promissory Note in the form of Exhibit A-3 hereto, executed and delivered by a duly authorized officer of Borrower;

         (c) Lender shall have received the Multiple Advance Term Promissory
Note in the form of Exhibit A-4 hereto, executed and delivered by a duly authorized officer of Borrower;

         (d) Lender shall have received the Revolving Line of Credit Promissory
Note in the form of Exhibit B hereto, executed and delivered by a duly authorized officer of Borrower;

         (e) no Event of Default shall have occurred and be continuing as of the date of this Amendment, both before and after giving effect to this Amendment;

         (f) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Amendment, the Consolidated Term Promissory Note, the Multiple Advance Term Promissory Note and the other documents to be entered into in connection herewith to which it is a party, and (ii) the borrowings contemplated hereby, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender;

         (g) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of Rotary Gas Systems, Inc. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender; and

         (h) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors of NGE Leasing, Inc. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender;

         (i) Lender shall have received a copy of the resolutions, in form and substance satisfactory to Lender, of the Board of Directors, General Partner or other governing bodies of each of Diamente Investments, L.P. and CAV-RDV, LTD. authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary or other authorized officer or partner, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and shall be in form and substance satisfactory to Lender;

         (j) Lender shall have received from each of Wallace O. Sellers, Richard
L. Yadon, CAV-RDV, Ltd. and Wallace C. Sparkman and Diamente Investments, L.P. a Limited Guaranty Agreement in form and substance satisfactory to Lender in its sole discretion; and

         (k) Lender shall have received such other agreements, documents or instruments as Lender may require.

SECTION 6. NO OTHER AMENDMENTS; RATIFICATION OF LOAN PAPERS.

         Except as expressly amended and modified by this Amendment, all of the provisions and covenants of the Agreement, all exhibits thereto and all other Loan Papers (as any of the same have been amended) are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby ratified and confirmed by Borrower, the Subsidiaries parties hereto and the Limited Guarantors as of the date of this Amendment as if the Agreement and such other Loan Papers were reexecuted as of the date of this Amendment.

SECTION 7. NO ADDITIONAL COMMITMENTS.

         Borrower, Subsidiaries and Guarantors understand, acknowledge and agree that Lender has not made any commitments, and has no obligation, to renew, extend, refinance, increase or otherwise modify any of the Notes after the respective maturity date of each such Note.

SECTION 8. COUNTERPARTS.

         This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 10. GLOBAL AMENDMENT OF LOAN PAPERS.

         All of the Loan Papers are hereby modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments to the Agreement as set forth herein, and Borrower, the Subsidiaries and Guarantors covenant to observe, comply with and perform each of the terms and provisions of the Loan Papers to which they are parties, as modified hereby. Each Loan Paper to which Borrower and the Subsidiaries or any Guarantor is a party is hereby amended so that any reference in each such Loan Paper to the Agreement shall mean a reference to the Agreement as amended hereby. Without limiting the foregoing, each and any reference to the "Term A Promissory Note", "Term B Promissory Note" and the "Term C Promissory Note" in the Agreement as in effect prior to the date of this Amendment or any collective reference to such promissory notes shall mean and refer to the Consolidated Term Promissory Note.

SECTION 11. RELEASE.

         The Borrower, Subsidiaries and Guarantors hereby release the Lender and its officers, directors, shareholders, agents, employees, attorneys, agents and representatives (collectively, the "Released Parties") from any and all (i) damages, claims, liabilities, causes of action, contracts or controversies of any type, kind, nature, description or character; (ii) debts, accounts, sums of money, compensation, losses, costs or expense; (iii) breaches of contract, duty or any other type of relationship (iv) acts of omission, negligence, misfeasance or malfeasance; and (v) commitments or promises of any type made prior to the date hereof (the matters described in the preceding clauses (i) through (v), inclusive, being herein called the "Claims", whether or not the Claims are now known, unknown, or unforeseen, or are liquidated or unliquidated, which in any manner arise out of, or relate to, the Notes, this Amendment, the Agreement or otherwise arising out of facts or events existing or occurring prior to the date hereof; including, without limitation, any Claims of the Borrower relating to: (a) the negotiation of the terms of the Consolidated Term Promissory Note, the Multiple Advance Term Promissory Note, this Amendment or the Agreement; or (b) any action or inaction of any of the Released Parties with respect to the Notes, this Amendment or the Agreement.

SECTION 12. FINAL AGREEMENT.

         THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date and year first above written.


                                  BORROWER:

                                           NATURAL GAS SERVICES GROUP, INC.



                                           By:      /s/ Wayne Vinson
                                              ----------------------------------
                                                    Wayne Vinson, President

                                  LENDER:

                                           WESTERN NATIONAL BANK



                                           By: /s/ Scott A. Lovett
                                              ----------------------------------
                                               Scott A. Lovett, Executive Vice
                                               President

                              LIMITED GUARANTORS:




                                       /s/ Wallace O. Sellers
                                       -----------------------------------------
                                          Wallace O. Sellers, Individually



                                       CAV-RDV, LTD.


                                       By:      /s/ Kirk Mehaffey
                                       -----------------------------------------
                                                Kirk Mehaffey, General Partner



                                       DIAMENTE INVESTMENTS, L.P.

                                       By:      Diamente Management, LLC, its
                                                       general partner


                                       By:      /s/ Wallace Sparkman
                                       -----------------------------------------
                                                Wallace C. Sparkman, President



                                       /s/ Wallace Sparkman
                                       -----------------------------------------
                                       Wallace C. Sparkman, Individually


                                       /s/ Richard L. Yadon
                                       -----------------------------------------
                                       Richard L. Yadon, Individually

                              SUBSIDIARY GUARANTORS:


                                       ROTARY GAS SYSTEMS, INC.


                                       By:      /s/ Wayne Vinson
                                       -----------------------------------------
                                                Wayne Vinson, President


                                       NGE LEASING, INC.


                                       By:      /s/ Wallace Sparkman
                                       -----------------------------------------
                                                Wallace C. Sparkman, President

                                  EXHIBIT A-3



                       CONSOLIDATED TERM PROMISSORY NOTE



$2,146,660.93                                                      April 3, 2002


         FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, NATURAL GAS SERVICES GROUP, INC., a Colorado corporation ("Borrower"), hereby promises and agrees to pay to the order of WESTERN NATIONAL BANK, a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of Two Million One Hundred Forty Six Thousand Six Hundred Sixty and 93/100 Dollars ($2,146,660.93) in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) one percent (1.00%) over the Prime Rate (the "Established Rate") in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Consolidated Term Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Highest Lawful Rate, as the case may be. Notwithstanding the foregoing, if at any time the Established Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Established Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approximately equals the amount of interest which would have accrued hereon if the Established Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued hereon is less than the amount of interest which would have accrued if the Established Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Established Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. Interest calculations may be made ten days prior to any interest install ment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten- day period, then Borrower shall subsequently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

         This Note is given in renewal, rearrangement and consolidation, but not extinguishment or novation, of the Term A Promissory Note, Term B Promissory Note and the Term C Promissory Note, and is the Consolidated Term Promissory Note referred to in the Loan Agreement, dated as of September 15, 1999, as amended by that certain First Amendment and Waiver to Loan Agreement, dated as of March 9, 2001, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 20, 2001, as further amended by that certain Third Amendment and Waiver to Loan Agreement, dated as of July 25, 2001, as further amended by that certain Fourth Amendment to Loan Agreement, dated as of December 12, 2001, and as further amended by that certain Fifth Amendment to Loan Agreement, dated as of April 3, 2002 (said Loan Agreement, as amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

         The principal of this Note shall be due and payable (a) in forty- seven consecutive monthly installments of $45,746.00 each, with the first such installment being due and payable on April 15, 2002, and a like installment being due and payable on the fifteenth day of each succeeding month to and including February 15, 2006; and (b) one final installment in an amount equal to all remaining unpaid principal and accrued and unpaid interest on this Note shall be due and payable on March 15, 2006.

Interest, computed on the unpaid balance of this Note, shall be due and payable as it accrues, on the same dates as, but in addition to, the installments of principal. All payments and prepayments shall be applied first to accrued and unpaid interest, and the balance to principal. Partial prepayments of principal shall be applied to the installments of principal thereof in the inverse order of their maturity. All of the past due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate.

         This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interests were granted and the rights of the holder of this Note with respect thereto.

         Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or (c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.

         It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligations to Lender (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligations (or, to the extent that the principal amount of such Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

         To the extent that Texas Finance Code Section 303.002 is relevant to Lender for the purposes of determining the Highest Lawful Rate, the applicable rate ceiling under such provisions shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law. Notwithstanding anything to the contrary contained herein or in any of the other Loan Papers, it is not the intention of the Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.


                                            NATURAL GAS SERVICES GROUP, INC.


                                            By:  /s/ Wayne Vinson
                                                --------------------------------
                                                 Wayne Vinson, President

                                   EXHIBIT A-4


                      MULTIPLE ADVANCE TERM PROMISSORY NOTE

$1,853,340.00                                                      April 3, 2002


         FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, NATURAL GAS SERVICES GROUP, INC., a Colorado corporation ("Borrower"), hereby promises and agrees to pay to the order of WESTERN NATIONAL BANK, a national banking association ("Lender"), in Midland, Midland County, Texas, the principal sum of One Million Eight Hundred Fifty Three Thousand Three Hundred Forty and No/100 Dollars ($1,853,340.00) or, if less, the aggregate unpaid principal amount outstanding hereunder, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, together with interest on the unpaid principal amount hereof from time to time outstanding until maturity at a rate per annum which shall from day to day be equal to the lesser of (a) one percent (1.00%) over the Prime Rate (the "Established Rate") in effect from day to day (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days) or (b) the Highest Lawful Rate. Each change in the rate of interest charged under this Multiple Advance Term Promissory Note (this "Note") shall, subject to the terms hereof, become effective, without notice to Borrower, upon the effective date of each change in the Prime Rate or the Highest Lawful Rate, as the case may be. Notwithstanding the foregoing, if at any time the Established Rate exceeds the Highest Lawful Rate, the rate of interest on this Note shall be limited to the Highest Lawful Rate, but any subsequent reduction in the Established Rate shall not reduce the rate of interest hereon below the Highest Lawful Rate until the total amount of interest accrued hereon approxi mately equals the amount of interest which would have accrued hereon if the Established Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued hereon is less than the amount of interest which would have accrued if the Established Rate had at all times been in effect, then, at such time and to the extent permitted by applicable laws, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Established Rate had at all times been in effect or the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note. Interest calculations may be made ten days prior to any interest installment due date under this Note, in which event, if there is an adjustment in the interest rate in accordance with the terms hereof during such ten-day period, then Borrower shall subse quently, on demand, pay to Lender any underpayment, or Lender shall pay to Borrower, any overpayment, as the case may be, as a result of any adjustment during such ten-day period.

         This Note is the Multiple Advance Term Promissory Note referred to in the Loan Agreement, dated as of September 15, 1999, as amended by that certain First Amendment and Waiver to Loan Agreement, dated as of March 9, 2001, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 20, 2001, as further amended by that certain Third Amendment and Waiver to Loan Agreement, dated as of July 25, 2001, as further amended by that certain Fourth Amendment to Loan Agreement, dated as of December 12, 2001, and as further amended by that certain Fifth Amendment to Loan Agreement, dated as of April 3, 2002 (said Loan Agreement, as amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and between Borrower and Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.

                  Subject to the terms hereof and of the Loan Agreement, from the date of this Note until maturity, the Lender will make Advances and Subsequent Advances under this Note in accordance with the provisions of the Loan Agreement. The aggregate principal amount of all such Advances as may be made by the Lender to the Borrower under this Note shall never exceed One Million Eight Hundred Fifty Three Thousand Three Hundred Forty and No/100 Dollars ($1,853,340.00).

         Interest on the outstanding principal balance of this Note shall be due and payable monthly on the fifteenth day of each month, commencing April 15, 2002. The then outstanding principal balance of this Note and all accrued and unpaid interest shall be due and payable on March 15, 2003. All of the past due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate.

         This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interests were granted and the rights of the holder of this Note with respect thereto.

         Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or (c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.

         It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligations to Lender (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration of prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligations (or, to the extent that the principal amount of such Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower).

         To the extent that Texas Finance Code Section 303.002 is relevant to Lender for the purposes of determining the Highest Lawful Rate, the applicable rate ceiling under such provisions shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender's right subsequently to change such method in accordance with applicable law. Notwithstanding anything to the contrary contained herein or in any of the other Loan Papers, it is not the intention of the Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         This Note is performable and payable in the County of Midland, State of Texas, and shall be construed in accordance with, and governed by, the laws of the State of Texas; provided, however, that the laws pertaining to allowable rates of interest may, from time to time, be governed by the laws of the United States of America.


                                             NATURAL GAS SERVICES GROUP, INC.


                                             By:  /s/ Wayne Vinson
                                                --------------------------------
                                                  Wayne Vinson, President



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